UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2010

Varian, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-25393

(Commission File Number)

77-0501995

(IRS Employer Identification No.)

3120 Hansen Way, Palo Alto, California	94304-1030
(Address of principal executive offices)	(Zip Code)

(650) 213-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On February 8, 2010, Varian, Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission a Quarterly Report on Form 10-Q for its first fiscal quarter, which ended on January 1, 2010. On the same date, Varian, Inc. issued a press release reporting that it had filed this Report and that its financial results for the first fiscal quarter were reported therein. The Company also provided with that press release certain non-GAAP (adjusted) financial information on the Company’s results for the first quarter of its fiscal years 2009 and 2010, and a reconciliation of that non-GAAP (adjusted) financial information to the most directly comparable GAAP financial information.

A copy of the press release issued by Varian regarding this financial information is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this report and the exhibit attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by the specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Exhibit Title or Description

99.1	Press Release issued February 8, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARIAN, INC. (Registrant)

By	/s/ G. Edward McClammy
G. Edward McClammy Senior Vice President and Chief Financial Officer

Date: February 8, 2010

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

99.1	Press Release issued February 8, 2010.